UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20579

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – October 13, 2017

LITTELFUSE, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20388	36-3795742
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01         Entry into a Material Definitive Agreement.

On October 13, 2017, Littelfuse, Inc., a Delaware corporation (the “Company”), certain subsidiaries of the Company, as designated borrowers, and certain subsidiaries of the Company, as guarantors (including newly-formed subsidiaries), entered into a Second Amendment to Credit Agreement (the “Amendment”) with each of the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”) and Bank of America, N.A., as agent. The Amendment amends the credit agreement, dated as of March 4, 2016 (the “Credit Agreement”), as amended, entered into by the Company, certain subsidiaries of the Company, as designated borrowers, and certain subsidiaries of the Company, as guarantors, with each of the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, Bank of America, N.A., as agent, JPMorgan Chase Bank, N.A., as syndication agent, BMO Harris Bank, N.A., PNC Bank, National Association and Wells Fargo Bank, National Association, as co-documentation agents, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as sole bookrunner and joint lead arranger, and JPMorgan Chase Bank, N.A., as joint lead arranger.

The Amendment effected certain changes to the Credit Agreement, including: (i) increasing the unsecured revolving credit facility to up to $700.0 million, from $575.0 million; (ii) increasing the unsecured term loan credit facility to up to $200.0 million, from $125.0 million; and (iii) extending the Maturity Date to October 13, 2022. Pursuant to the Credit Agreement as amended by the Amendment, the Company may request, subject to the terms and conditions therein, from time to time, to increase the size of the revolving credit facility and the term loan facility by up to an additional $300.0 million, in the aggregate. In addition, the Amendment effected certain other changes to the Credit Agreement, including: (i) Revolving Loans may be borrowed, repaid and reborrowed until October 13, 2022, instead of March 4, 2021; and (ii) Term Loans may be made in up to two advances (the first advance to occur on the effective date of the Amendment and the second advance, in the aggregate principal amount not to exceed $75.0 million, to occur during the Delayed Draw Availability Period).

In addition, in accordance with the terms of the Credit Agreement, on October 13, 2017, two newly-formed subsidiaries of the Company, Iron Merger Co., Inc. and IXYS Merger Co., LLC, entered into joinder agreements (the “Joinder Agreements”) with Bank of America, N.A., as agent, and were added as guarantors under the Credit Agreement. Concurrently, the newly-formed subsidiaries also entered into (i) subsidiary guarantor supplements, each dated as of October 13, 2017 (the “U.S. Guarantor Supplements”), pursuant to which the subsidiaries agreed, jointly and severally, to guarantee the due and punctual payment in full of the Company’s $25 million in aggregate principal amount of 3.03% Senior Notes, Series A, due February 15, 2022, and $100 million in aggregate principal amount of 3.74% Senior Notes, Series B, due February 15, 2027, and (ii) subsidiary guarantor supplements, each dated as of October 13, 2017 (the “Cross Border Guarantor Supplements”), pursuant to which the subsidiaries agreed, jointly and severally, to guarantee the due and punctual payment in full of the Company’s €117 million in aggregate principal amount of 1.14% Senior Notes, Series A, due December 8, 2023, and €95 million in aggregate principal amount of 1.14% Senior Notes, Series B, due December 8, 2028.

Capitalized terms used in the description above without definition shall have the meanings specified in the Amendment.

In the ordinary course of their respective businesses, certain of the Lenders and the other parties to the Amendment and their respective affiliates are, and may become in the future, customers of the Company and have engaged, or may in the future engage, in commercial banking, investment banking, financial advisory or other services with the Company for which they have in the past and/or may in the future receive customary compensation and expense reimbursement.

The description of the Amendment, the Joinder Agreements, the U.S. Guarantor Supplements and the Cross Border Guarantor Supplements does not purport to be complete and is qualified in its entirety by reference to the Amendment, the Joinder Agreements, the U.S. Guarantor Supplements and the Cross Border Guarantor Supplements, which are filed with this Current Report on Form 8-K as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively.

ITEM 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 13, 2017, the Company entered into the Amendment described in Item 1.01 above and the newly-formed subsidiaries entered into the Joinder Agreements, U.S. Guarantor Supplements and Cross Border Guarantor Supplements described in Item 1.01 above, which information is incorporated by reference into this Item 2.03.

ITEM 9.01	Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description of Exhibit
10.1

First Amendment to Credit Agreement, dated as of November 1, 2016, among Littelfuse, Inc., certain subsidiaries of the company, as designated borrowers, certain subsidiaries of the company, as guarantors, the lenders party thereto and Bank of America, N.A., as agent.

10.2

Second Amendment to Credit Agreement, dated as of October 13, 2017, among Littelfuse, Inc., certain subsidiaries of the company, as designated borrowers, certain subsidiaries of the company, as guarantors, the lenders party thereto and Bank of America, N.A., as agent.

10.3	Joinder Agreement, dated as of October 13, 2017, by and between Iron Merger Co., Inc. and Bank of America, N.A., as agent.

10.4	Joinder Agreement, dated as of October 13, 2017, by and between IXYS Merger Co., LLC and Bank of America, N.A., as agent.

10.5	U.S. Subsidiary Guarantor Supplement, dated as of October 13, 2017, made by Iron Merger Co., Inc. in favor of the note purchasers and the other holders.

10.6	U.S. Subsidiary Guarantor Supplement, dated as of October 13, 2017, made by IXYS Merger Co., LLC in favor of the note purchasers and the other holders.

10.7	Cross Border Subsidiary Guarantor Supplement, dated as of October 13, 2017, made by Iron Merger Co., Inc. in favor of the note purchasers and the other holders.

10.8	Cross Border Subsidiary Guarantor Supplement, dated as of October 13, 2017, made by IXYS Merger Co., LLC in favor of the note purchasers and the other holders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LITTELFUSE, INC.

Date: October 16, 2017	By: /s/ Meenal A. Sethna
Meenal A. Sethna
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1

First Amendment to Credit Agreement, dated as of November 1, 2016, among Littelfuse, Inc., certain subsidiaries of the company, as designated borrowers, certain subsidiaries of the company, as guarantors, the lenders party thereto and Bank of America, N.A., as agent.

10.2

Second Amendment to Credit Agreement, dated as of October 13, 2017, among Littelfuse, Inc., certain subsidiaries of the company, as designated borrowers, certain subsidiaries of the company, as guarantors, the lenders party thereto and Bank of America, N.A., as agent.

10.3	Joinder Agreement, dated as of October 13, 2017, by and between Iron Merger Co., Inc. and Bank of America, N.A., as agent.

10.4	Joinder Agreement, dated as of October 13, 2017, by and between IXYS Merger Co., LLC and Bank of America, N.A., as agent.

10.5	U.S. Subsidiary Guarantor Supplement, dated as of October 13, 2017, made by Iron Merger Co., Inc. in favor of the note purchasers and the other holders.

10.6	U.S. Subsidiary Guarantor Supplement, dated as of October 13, 2017, made by IXYS Merger Co., LLC in favor of the note purchasers and the other holders.

10.7	Cross Border Subsidiary Guarantor Supplement, dated as of October 13, 2017, made by Iron Merger Co., Inc. in favor of the note purchasers and the other holders.

10.8	Cross Border Subsidiary Guarantor Supplement, dated as of October 13, 2017, made by IXYS Merger Co., LLC in favor of the note purchasers and the other holders.